The Royce Fund

Supplement to the Consultant, R, and K Class Shares Prospectus Dated May 1, 2016

Royce International Premier Fund

Effective as of the date hereof, K Class shares of Royce International Premier Fund are closed to all purchases and exchanges.

February 8, 2017

RIP-K-0217